UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

OBALON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37897	26-1828101
(Commission File Number)	(IRS Employer Identification No.)

5421 Avenida Encinas, Suite F Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(760) 607-5164

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OBLN	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

As previously announced, on January 19, 2021 Obalon Therapeutics, Inc. (the “ Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated January 19, 2021, by and among the Company, ReShape Lifesciences Inc. (“ReShape”), and Optimus Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into ReShape with ReShape surviving as a wholly owned subsidiary of the Company (the “Merger”). As a result of the Merger, the Company will be renamed “ReShape Lifesciences Inc.” and ReShape will be renamed ReShape Weightloss Inc.

A special meeting (the “Special Meeting”) of the stockholders of the Company was convened at 8:30 a.m., Pacific Time, on May 13, 2021 to vote on certain proposals related to the Merger as set forth in the Company’s joint proxy statement/prospectus for the Special Meeting filed with the SEC on April 9, 2021, a copy of which has been provided to the Company’s stockholders of record as of April 7, 2021 (the “Record Date”). There were insufficient shares present or represented by proxy to constitute a quorum at the time of the Special Meeting. To achieve a quorum for the Special Meeting, a majority of voting power of the shares of Company stock entitled to vote must be present or represented by proxy and, as of May 13, 2021, approximately 45.5% of such shares were present or represented by proxy and approximately 96% had voted in favor of the proposals. In the absence of quorum and the votes necessary to approve the proposals in connection with the Merger, the Company adjourned the meeting to 8:30 a.m., Pacific Time, on May 25, 2021 in order to solicit additional votes.

The Company’s stockholders of record as of the close of business on April 7, 2021 will continue to be entitled to vote at the special meeting on May 25, 2021. The reconvened special meeting will be held virtually. Stockholders of record will be able to attend the special meeting online by visiting www.virtualshareholdermeeting.com/OBLN2021SM on the date of the meeting.

Additional Information

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the proposed merger, Obalon and ReShape filed with the SEC and mailed or otherwise provided to their respective stockholders a joint proxy statement/prospectus on Form S-4 and other relevant documents in connection with the proposed merger. Before making a voting decision, Obalon’s and ReShape’s stockholders are urged to read the joint proxy statement/prospectus and any other documents filed by each of Obalon and ReShape with the SEC in connection with the proposed merger or incorporated by reference therein carefully and in their entirety because they will contain important information about Obalon, ReShape and the proposed transactions. Investors and stockholders may obtain a free copy of these materials and other documents filed by Obalon and ReShape with the SEC at the SEC’s website at www.sec.gov, at Obalon’s website at www.investor.obalon.com, at ReShape’s website at www.ir.reshapelifescience.com or by sending a written request to Obalon at 5421 Avenida Encinas, Suite F, Carlsbad, California 92008, Attention: Legal.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities Obalon and ReShape and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from their respective stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Obalon’s and ReShape’s stockholders, respectively, in connection with the proposed merger is set forth in the joint proxy statement/prospectus filed with the SEC by Obalon and ReShape. Security holders may obtain information regarding the names, affiliations and interests of Obalon’s directors and officers in Obalon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on August 7, 2020. Security holders may obtain information regarding the names, affiliations and interests of ReShape’s directors and officers in ReShape’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 11, 2020 and its Form 3s and 4s filed on behalf on its directors and officers. To the extent the holdings of Obalon securities by Obalon’s directors and executive officers or the holdings of ReShape’s securities by ReShape’s directors and executive officers have changed since the amounts set forth in Obalon’s proxy statement for its 2020 annual meeting of stockholders or ReShape’s proxy statement for its most recent special meeting of stockholders, respectively, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger is set forth in the joint proxy statement/prospectus filed with the SEC on April 9, 2021 in connection with the proposed merger, at Obalon’s website at www.investor.obalon.com and at ReShape’s website at www.ir.reshapelifescience.com.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Obalon undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) Obalon may be unable to obtain stockholder approval as required for the proposed merger; (2) conditions to the closing of the merger may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the respective businesses of Obalon and ReShape may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) Obalon and ReShape may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the effect of the announcement of the merger on the ability of Obalon or ReShape to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Obalon or ReShape does business, or on Obalon’s or ReShape’s operating results and business generally; and (9) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all Additional factors that may affect the future results of Obalon and ReShape are set forth in their respective filings with the SEC, including each of Obalon’s and ReShape’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Obalon’s most recent Annual Report on Form 10-K and ReShape’s most recent Annual Report on Form 10-K are not exclusive and further information concerning Obalon and ReShape and their respective businesses, including factors that potentially could materially affect their respective businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Obalon and ReShape file from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, Obalon and ReShape assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBALON THERAPEUTICS, INC.

Date: May 13, 2021	By:	/s/ Andrew Rasdal
Andrew Rasdal
President and Chief Executive Officer